NEWS RELEASE

Contact: Alliance Data
Julie Prozeller – Analysts/Investors
Financial Dynamics
212-850-5721
alliancedata@fd.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

David’s Bridal
Philip C. Galbo
David’s Bridal
610-943-6824
pgalbo@dbi.com

ALLIANCE DATA SIGNS MULTI-YEAR AGREEMENT
WITH DAVID’S BRIDAL

Alliance Data to Provide Private Label Credit Card and Marketing Services
for Nation’s Largest Specialty Retailer of Bridal Gowns and Accessories

DALLAS – August 26, 2010 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced it has signed a multi-year agreement with David’s Bridal, Inc., the nation’s leading retailer of bridal and special occasion attire. David’s Bridal enables its customers to coordinate all aspects of their wedding or special event at one convenient location, offering exclusive bridal attire collections, as well as accessories, party and special occasion dresses, invitations, gifts and favors. In addition, through its extensive partner network, David’s Bridal also facilitates the coordination of tuxedo rentals, honeymoon planning and photography services. The company offers personalized service to its customers in more than 300 stores nationwide, as well as 24-7 shopping and wedding coordination online at davidsbridal.com. With over a third of the nation’s brides purchasing their gowns at David’s Bridal, it has become a clear leader in the wedding industry – and beyond.

Headquartered in Conshohocken, Pa., David’s Bridal is also the parent company of Priscilla of Boston, a couture bridal and special occasion attire retailer specializing in high end designer collections in 19 stores nationwide.

Under terms of the agreement, Alliance Data will provide private label credit card services for both David’s Bridal and Priscilla of Boston, including account acquisition and activation; receivables funding; card authorization; private label credit card issuance; statement generation; remittance processing; customer service functions; and marketing services.

As part of this private label credit card program, Alliance Data will provide customized marketing communications in support of the card program that are designed to create long-lasting and more engaging customer relationships. As an example, cardholders will receive targeted messages via monthly billing statements throughout their wedding planning process that include welcome kits, appointment reminders, notices of special promotions, and more. Following the big event, lifestyle marketing could also include communications promoting formal/cocktail attire for other special occasions. Through more relevant and targeted statement communications, the program will support David’s Bridal’s goals to further enhance its customer relationships, making the brand their go-to destination for all special occasion and party dress needs.

“We believe that by partnering with Alliance Data, we will be able to better assist our customers when making important purchases for milestone occasions like weddings. Through collaborative and strategic direct marketing efforts, it also allows us to establish stronger relationships with our customers that will hopefully increase the likelihood of them coming back to us for future special occasion dress needs.” said Senior Vice President and Treasurer Philip Galbo of David’s Bridal, Inc. “Through these branded card programs, we’re providing greater value to our customers at both David’s Bridal and Priscilla of Boston.”

“David’s Bridal is truly a category leader with a rich history of providing their customers with an ideal one-stop shop for creating memorable, meaningful life events,” said Ivan Szeftel, president of Retail Services for Alliance Data. “We’re excited to partner with them, and to support David’s Bridal’s goal of continuing to expand outside bridal, while bringing greater value to every customer. Our robust suite of credit and marketing services will help enhance their marketing and merchandising strategies, as well as allow them to communicate with their existing and prospective customers in ways that move beyond simple transactions to building and strengthening customer loyalty.”

About David’s Bridal
With more than 50 years of bridal experience, David’s Bridal understands the importance of providing brides-to-be with a vast selection of exquisitely crafted dresses, available at affordable prices. Today, with over 300 locations nationwide, David’s Bridal continues to expand its retail store locations, while maintaining its philosophy of superior quality, value and service. To locate a store nearby, consumers can call 1-877-693-BRIDE or visit www.davidsbridal.com.

About Alliance Data
Alliance Data (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data employs approximately 7,400 associates at 50 locations worldwide.

Alliance Data is a leading provider of marketing-driven credit solutions, and is the parent company of Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services, and LoyaltyOne™, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act and those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

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